Exhibit 99.1

Attorney-Client Privileged Polaris Analyst Meeting April 30, 2015 POLARIS INDUSTRIES INC.

Attorney-Client Privileged AGENDA Introductions Regulatory Update Slingshot Motorcycles Operations, Engineering & LEAN

Attorney-Client Privileged Regulatory Update Paul Vitrano, VP, Global Government Relations April 30, 2015 POLARIS INDUSTRIES INC. | ANALYST MEETING

CPSC ROV Rulemaking – Overview Five Differences between CPSC Proposal and Voluntary Standards 4 Lateral Stability Vehicle Handling Occupant Retention Hang Tag Seat Belt Reminder Timing Close of Comment Period = extended to Jun 19 CPSC staff review of Comments = several months CPSC vote on final staff rec. = Q4 2015 Implementation timing post published rule Lateral stability/handling = 180 days Seat belt/occupant retention = 365 days

CPSC ROV Rulemaking – Next Steps 5 Comments Legislation Addressing Rulemaking in Multiple Ways Voluntary Standards Compliance Confirmed compliance where it exists Identified adjustments/development required to obtain compliance Preparing to meet proposed implementation deadlines; may be extended Purpose To influence final staff recommendation and Commission vote To make record for potential legal challenge Scope Technical issues Cost-benefit analysis Incident analysis Implementation timelines Identified potential framework in oral testimony on Jan 7 Shared Polaris-developed proposed alternative handling test with CPSC technical staff on Mar 10 Received letter from CPSC staff to ROHVA & OPEI asking for consideration of Polaris alternative handling test on Apr 6 Working with ROHVA & OPEI on response and next steps The RIDE Act Would defer rulemaking pending independent study of proposals by Nat’l Academy of Sciences in consultation with NHTSA and DOD House - H.R. 999 – pending with 48 bi-partisan cosponsors; will move through Energy & Commerce Committee Senate – S. 1040 – pending with bi-partisan cosponsors; will move through Commerce, Science & Transportation Committee

Slingshot – Classification Status

Federal

U.S.	Canada
"Motorcycle" – only requires "seat or saddle" and "not more than three wheels in contact with the ground" Not an "autocycle" as proposed by S.685 – seeking amendment to expressly exclude Slingshot from scope	"Three-Wheel Vehicle" Self-certified to Transport Canada standards

States/Provinces

U.S.	Canada
"Motorcycle" in states that strictly follow federal definition of "motorcycle" → **requires motorcycle license** "Autocycle" in some states (e.g. VA) – classification for certain three-wheel vehicles certified federally as "motorcycles" → **requires automobile license** No classification in five states	BC & QC have a "three-wheel vehicle" classification → **requires automobile license** "Motorcycle" in two other provinces that currently permit Slingshot AB & NB → **requires motorcycle license** No classification in six provinces

Federal Classifications Settled; State/Provincial Classifications Evolving

6

Slingshot – Creating Classifications

U.S.

2015	2016
Legislation to create "autocycle" or "unconventional vehicle" classification in four states	Will pursue "autocycle" or "motorcycle" classification in remaining states
Texas	Maryland
Indiana ✓ (Apr 29)	Hawaii
Connecticut	
North Dakota ✓ (Apr 20)	

Canada

2015	2016
Regulators working on new classification in two provinces	Will pursue comparable classification in remaining provinces
Ontario (regulatory proposal posted Apr 24)	Saskatchewan
Manitoba	Newfoundland
	Nova Scotia
	Prince Edward Island

Expecting to Expand Retail Opportunities this Year

7

Mike Jonikas VP – Snowmobiles & Slingshot Polaris Analyst Meeting April 30, 2015

SUCCESSFUL LAUNCH POSITIVE RESPONSE BY ALL STAKEHOLDERS

354 SIGNED UP PRIOR TO REVEAL AND, 57 SIGNED POST-REVEAL FANTASTIC RESPONSE WITHIN N.A. DEALERS READY

PRESS ON BOARD

UNPRECEDENTED 2+ BILLION IMPRESSIONS COVERAGE

GLOBAL COVERAGE EDITORIAL IN 39 COUNTRIES

EDITORIAL ON-BRAND

"Leave it to Polaris to break the mold of "normal" reverse trikes …"
- Freedom Cycle Magazine

"The look is all future-tech and comes across as a mix of ideas from Batman, Terminator, Tron and Battlestar Galactica"
- Digital Trends

"An awe-inspiring three-wheel roadster that represents the future of on-road driving exhilaration"
- Motocyclistonline.com

"When you step on the gas, it feels like you've been shot out of a Slingshot"
- Inside Motorcycles

"From the first time you stand next to a Slingshot you struggle to look any other direction"
- DirtTrax

"Radical Polaris Slingshot is part car, part motorcycle, all excitement"
- ConsumerReports

"The Polaris Slingshot is your amazing new three-wheeled track machine"
- Jalopnik

"Slingshot is an absolute blast"
- Motorcycle.com

MEDIA FUELED 1.2+ million paid impressions Broad reaching

CONSUMERS WIRED Terrific viral chat & buzz “Driving the Slingshot, not sure what it is but I feel like a superhero” – arizonapaul “2015 Polaris Slingshot is a three-wheeled open-air firecracker” – anamoltobene “Driving the Slingshot can be addictive … I’m already craving more” - motousa

CONSUMERS WIRED Polaris Slingshot Dear #Slingshot I need to drive you We’ll fall in love, make a video … things will get weird Love, Jeff

KICK-STARTED DEMAND Crushed unique website visit goals +51% vs. plan

INITIAL OWNERS HAPPY Net promoter score Detractors EARLY FEEDBACK IS STRONG!! 90 0

CUSTOMER EXCELLENCE MISSES 1st time quality for incoming parts – Two safety bulletins (including Stop-Ride recall) Lack of Polaris licensure to sell Slingshot – 5 U.S. states and 6 Canadian provinces – Issue = each local government’s definition of motorcycle

2015 PLAN CHARGING HARD FOR GROWTH!

INCREASED PRODUCTION TO MEET STRONG CONSUMER DEMAND In Spirit Lake facility +25% increase Sustain high quality

SOLIDIFY N.A. DEALER NETWORK 450 READY TO RETAIL DEALERSHIPS

Frequent advertising Proactive test rides Showcasing SOLIDIFY N.A. DEALER NETWORK

SPECIAL LIMITED BUILD MODEL EVEN MORE CONSUMER EXCITEMENT

Nuclear sunset orange Twin windscreen Interior LED lighting SPECIAL LIMITED BUILD MODEL SHIPS IN APRIL AND MAY

GEOGRAPHIC EXPANSION MY'16 European homologation Middle East distribution

STRONG AWARENESS Lighting up paid media – 1+ billion impressions Scorching editorial – 1+ billion impressions DRIVE CONSUMER PURCHASE DEMAND

SLINGSHOT SUMMARY ORGANIC GROWTH ADJACENCY Successful launch of all-new on-road vehicle Dealer count, press coverage, initial quality, consumer demand On track for $300 to $500 million revenue opportunity Within 3 to 5 years Global business development initiative Launching outside North America during 2H 2015 Aggressive marketing to generate consumer demand Gross margins similar to Polaris ORV at maturity

SLINGSHOT

Motorcycles Steve Menneto, VP April 30, 2015 POLARIS INDUSTRIES INC. | ANALYST MEETING

2015 Industry Off to a Good Start N.A. 1400cc+ Industry 2015 Industry Retail YTD Industry Retail YTD 2015 N.A. 1400cc+ Industry up ~ 1.0% Cruiser Industry Flat YTD Bagger & Touring up 2% YTD Cruiser Bagger Touring 2010 2011 2012 2013 2014 2015E Cruiser Bagger Touring 2

Polaris Motorcycles Largest Share Gains 2015 N.A. 1400cc+ Competitive Summary Rank Manufacturer Strategy Share Trend 1 Harley Aggressive Financing, Conversion Promotions Focusing on Street Product Huge Installed Owner Base 2 Indian American Heritage High Owner Satisfaction 3 Victory American Muscle & Performance High Owner Satisfaction 4 Metrics Promotions Driving Growth for few Breadth of Distribution Bases 5 Triumph Historical Brand 3

Improving Stability – Majority of Start up Issues Addressed Paint System Start-Up Delays Conveyor contractor installation delays Conveyor trolley quality issues delayed delivery and installation Conveyor chain dimensional issues caused stops and jams until resolved Manufacturing Execution System (MES) software issues increased as volume and complexity grew System dirt issues after construction and initial deep cleans Operating two systems longer than planned with split focus 4 Gap Variation Dirt Issues

Motorcycles

Brand Differentiation

Ride One & You'll Own One

Original. American. Power.

AMERICAN MUSCLE	American V-twin Performance Head Snapping Acceleration Handling & Fun to Ride

AUTHENTIC	American Craftsmanship Discerning Signature Cues









AGGRESSIVE & ATHLETIC STYLE	American Muscle Modern vs. market leader Athletic - lean, hard, muscular

ICONIC STYLE	Features that Distinguish Inspired by Heritage Innovative

Clear Separation in Positioning & Styling Language

5

Motorcycles Celebrating the Extraordinary Commitment of Those Who Serve 6 Indian Brand Activation Indian Motorcycle & USO Partnership: Announced 4/1 Honoring Heroes content, media, and promotion Share the dedication of Indian Motorcycle in WWI and WWII

2011 2012 2013 2014 2015E Scout Retail Driving Segment Growth Scout Update Mid-Size Industry Retail N.A. 900-1399cc YTD 2015 N.A. 900 - 1399cc Industry up ~ 4% Shipments re-started late March – Expect to catch-up and on RFM by Late Q3’15 Fulfilling pre-orders first; Retail, Profiles for both N.A. and Int’l markets 7

Great Reception – Retailing Ahead of Plan Indian Dark Horse 8 Launch: Chicago, February 13 “Dark Horse Challenge” Ride: 20 Great coverage / Social feedback 25 online articles 1M+ impressions

On 2015 Plan - Maintaining Quality Standards Indian Global Dealerships Sawtooth Indian Motorcycle – Boise, ID Indian of Orlando Indian of Quebec City N.A. N.A. N.A. Int'l N.A. Int'l Int'l 2012 2013 2014 2015E ~360 25 115 250 9 Retailing Dealers

10 10 RIDERS CONNECTING WITH VICTORY BRAND POSTIONING AT RECORD LEVELS Victory Brand New Positioning: Drive Class Leading Performance in the American V-Twin Space Feedback on New Positioning: Record levels of social engagement measured by comments, shares, clicks

Motorcycles Own American V-Twin Performance 11 Victory Brand Activation NHRA Race Team Racing Circuit Mar – Nov HD Head-to-Head Consumer / DLR Hospitality Stunt Team Prove Victory performance 500K+ views in first 2 months Drifting/Ice racing Project 156 Prototype race engine Partnership with Cycle World and Roland Sands Design Reclaim King of the Mountain for USA

Motorcycles The Ride Heard Round The World 12 Victory Magnum X-1 Launch Standard Features: High Performance Audio 21” Billet Wheels LED Headlight Loud, Bold Paint $24,499 MSRP Magnum X-1 & Godsmack Shut Down Daytona Main Street

Growing Distribution Victory Global Dealerships Victory of Scottsdale N.A. N.A. N.A. N.A. N.A. N.A. Int'l Int'l Int'l Int'l Int'l 2010 2011 2012 2013 2014 2015E 625 690 430 535 590 580 13 Motoprimo Motorsports Lakeville, MN Motoprimo Motorsports Lakeville, MN

Planning back half of 2015 Launch 14 Victory Electric Bike: How We Win First major manufacturer to production with an electric motorcycle Leverage Polaris Operations and Distribution to gain volume and cost advantage

Questions? 15

Operations, Engineering and Lean Ken Pucel, EVP April 30, 2015 POLARIS INDUSTRIES INC. | ANALYST MEETING

Operational Excellence: Update SAFETY QUALITY 2013 2014 2015 Expectations Warranty $ / Sales 2010 2011 2012 2013 2014 2015 Expectations Key Metrics Showing Improvement – Also Showing Opportunity BUILD COST PERFORMANCE: GROSS PROFIT Analyst Mtg April 2015 2 Polaris Total Recordable Injury Rate Operational Excellence 2011 2012 2013 2014 2015 Expectations World Class 2011 2012 2013 2014 2015 Expectations Polaris Total Production Units 5 YR CAGR: 12%

Polaris MFG Location JV MFG Location Distribution Center Global Operations Footprint Analyst Mtg April 2015 3 Increasing Critical Mass Allows Greater Flexibility And Focus Roseau, MN Osceola, WI Spirit Lake, IA Milford, IA Monterrey, MX Bourran, FR Opole, PL Yichun, CN Jaipur, IN Aix-les-Baines, FR Huntsville, AL Shanghai, CN Sandpoint, ID

Lean + Strategic Investments providing Capacity to meet Demand Creating ORV Capacity for Future 4 ORV Sales Expectations vs. Capacity Monterrey Production Ramp ORV Sales ORV Production Capacity Poland & Milford Production 2014 – 2016 Lean Transformation 2009 2010 2011 2012 2013 2014 2015 2016 2017 Huntsville Production Huntsville Greenfield Operation 2016 Poland Greenfield Operation 2014 Milford Brownfield Operation 2014

On Schedule and On Budget 5 Plant Capacity Expansion: Huntsville, Alabama 600,000+ square foot SxS Manufacturing Plant ~$150M Investment Central to Huntsville, Decatur & Athens (MSA 400,000 pop.) Ground Breaking General Contractor Selection Commence Construction Early Occupancy Final Occupancy Start of Production February 2015 April 2015 June 2015 October 2015 February 2016 March 2016 Project Milestones >40,000 units 2016, >75,000 units 2017 Facility Rendering >1700 Employees at Capacity Flexible Plant Ranger focused for initial production Enables ORV Growth

Motorcycle Capacity

Motorcycles & Slingshot



CY14
CY15
CY16
CY17
CY18
CY19
Victory
Indian
Slingshot
Capacity

State-of-the-Art paint system in final stages of ramp-up

Slingshot capacity trigger-point 2017

Spirit Lake: Midsize Line



C003

Startup: Q4 2014

Scout Line

Flexible/Scalable infrastructure

Capacity Expansions In Place And Ramping

Analyst Mtg April 2015

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Gross Savings Trends – Opportunity Exists 7 We have significant opportunities: VIP Program Kickoff in First Half 2015 We Need Cost Savings Initiatives To Be Accretive To Gross Margin Future cost savings need to be accretive to GP Material cost improvement through Design for Cost Logistics Network Optimization and Utilization Plant Capacity, Productivity, and Efficiency New Standard Tools and Systems 2012 2013 2014 2015 Incentives and Reward Program Gross Savings PII Gross Profit % Increased Annual Cost Savings has not yet translated into Margin Expansion Introducing a new Value Improvement and cost savings process: VIP

Value Improvement Process 8 What is VIP? A Process to continually improve the quality, delivery and cost of our products and services Why VIP? Traditional cost‐down approaches won’t meet our goals for margin expansion and business growth Enablers Standard tools for collecting and sharing ideas Common prioritization across groups driven by financials Recognition for value improvement ideas Excitement of 3:1 investment ideas Identify Prioritize Resource Execute Reward MATERIALS PLANTS LOGISTICS Lower Cost Analyst Mtg April 2015 LCC/LCR Platforming Resourcing Design VAVE Commodity Negotiation Localization Leverage Insource Efficiency Productivity Miles Rates Projects Utilization

Key Focus Areas to Reduce Polaris Inventory 2013 2014 2015 Target Turns* Utilizing Lean Principals To Drive Turns Improvements 9 2016 and Beyond Drive for 5%-10% year over year improvement Global Inventory turns declining YOY past 3 years Long Term- Drive Lean to Strive for Top Quartile Develop new enterprise level Lean processes and capabilities to improve inventory utilization Deliver Year over Year incremental improvements to inventory turns Transition from push to pull for material flow Near Term- Improve turns profile Drive visibility with enhanced tools and systems Develop target levels based on current capabilities – and drive to achieve Lean Focus - Attack key drivers of inventory waste Enhance material flow. Pull System * Note: 12 month Trailing calculation

Management Systems Lean Enterprise Focused Priorities 10 RFM Business Processes Operationalizing The Lean Fundamentals Into Our Polaris DNA Sales, Inventory & Ops Planning Plant/Shop Floor Lean Pull Based Material Flow Product & Process Development Business Process Improvements Lean Priorities to Serve RFM Drive performance improvement with a formalized system used to: Establish Goals Identify Opportunities Prioritize Manage Execution Recognize Success Re-aligning Our Goals & Metrics Value Improvement Project (VIP) RFM Order  Fulfillment Process Corp Ops Shop Floor Core Lineside Metrics Analyst Mtg Apr 2015

LEAN in Polaris Plants – ATV Illustrative Example Recent Lean Successes Will Be Replicated Across The Plant Network Hands On Plant Learning Strike Zone Transform workstations and get tools / materials into strike zone Standard Work Leverage standard work as the best recipe for how work is done Setup Reduction Reduce time required to switch from one product to another Cycle Time Reduction Removing non-value added steps and rebalance the work Pull Systems Make only what is needed thru structured inventory & pull signals LEAN Analyst Mtg Apr 2015 11 Performance Improvement ATV % On-Time Delivery 138% Downtime Reduction 78% Periodic Cycle-time Reduction 36% Walking Distance Reduction 16% Reduction in Space 10% Cycle-time / unit reduction time 5% 5S Daily Mgmt. Repack Strike Zone Data Focused Solving

Engineering Industry Leading Product Development Creating unique solutions to customers needs Balance of Field Testing, Bench Testing, and Analytical Modeling Program Management Excellence Develop and Hire the Best and Challenge Them to Win Culture Which Rewards Teamwork and Knowledge Sharing Advanced Manufacturing and Supplier Development to improve launch effectiveness The Goals . . Achieved by . .. Industry-leading Innovation and Product Development Own Ride and Handling Leader in Quality and Loyalty Continuous Improvement in Product Development Efficiency and Lean 12 Overview Analyst Mtg April 2015 Design Manufacturing

$77M $63M $85M $106M $127M $139M $148M $39M 4.0% 4.0% 4.3% 4.0% 4.0% 3.7% 3.3% 3.8% 2008 2009 2010 2011 2012 2013 2014 2015 YTD R&D $ % Sales Product Development Product Development Vitality Index Speed to Market Product Development Driving Innovation at Polaris R&D Investment How We Do It % Contribution to Sales of Vehicles Introduced in Past 3 Years Innovative, Culture Cost-Effective Applications Engineering Quality and Customer Satisfaction Feedback Focus on Speed and Quality Continuously Improve Product Development Knowledge Management and Lean tools 2014 2013 2012 2011 2010 2009 2008 Concept to Customer Feedback Concept Design Validation Production Distribution Feedback

Thank you Questions?